Segment Information (Details)	12 Months Ended
Mar. 31, 2026 Segments
Segment Information [Abstract]
Number of reportable segments	2
Segment information	Segment information is prepared on the same basis that our CEO, who is our Chief Operating Decision Maker (“CODM”), manages the segments, evaluates financial results, and makes key operating decisions. The CODM evaluates the performance of its operating segments based on net revenues, operating income and income before taxes.
CODM	Chief Executive Officer